Supplement to the
Fidelity® Convertible Securities Fund
January 29, 2008
Prospectus

Fidelity Convertible Securities Fund is composed of multiple classes of shares. References to the fund are deemed to include class where applicable.

CVS-09-01 February 19, 2009
1.483705.119

Supplement to the

Fidelity® Aggressive Growth Fund, Fidelity Convertible Securities Fund,
Fidelity Equity-Income II Fund, Fidelity Growth Company Fund,
Fidelity Independence Fund, and Fidelity New Millennium Fund®

Funds of Fidelity Financial Trust and Fidelity Mt. Vernon Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2008

Fidelity Convertible Securities Fund is composed of multiple classes of shares. References to the fund are deemed to include class where applicable.

The following information supplements similar information found in the "Management Contracts" section on page 35.

Sub-Advisers - FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

FFVSB-09-01 February 19, 2009
1.800200.109